UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                    --------
                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 7, 2005




COMMISSION FILE NUMBER:  1-5555


                            WELLCO ENTERPRISES, INC.
                            -------------------------
               (Exact name of registrant as specified in charter)

NORTH CAROLINA                                          56-0769274
--------------                                         ------------
(State of Incorporation)                   ( I.R.S. Employer Identification No.)

            150 Westwood Circle, P.O. Box 188, Waynesville, NC 28786
            --------------------------------------------------------
                     (Address of Principal Executive Office)
         Registrant's telephone number, including area code 828-456-3545
                                                            ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[GRAPHIC OMITTED]

         Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR  230.425)
[GRAPHIC OMITTED]

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)
[GRAPHIC OMITTED]

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)
[GRAPHIC OMITTED]

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act (17 CFR 240.14d-2(b))
[GRAPHIC OMITTED]

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 2   Financial Information

ITEM 2.02     Results of Operations and Financial Condition.

On September 30, 2005, Wellco Enterprises, Inc. issued a press release announcing the financial results for the fourth quarter and fiscal year ended July 2, 2005. A copy of Wellco Enterprises, Inc. press release is attached as
Exhibit 99(a) to this report and incorporated by reference.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.





Exhibit Index

99(a) Press release, dated: September 30, 2005 issued by Wellco Enterprises,
Inc.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            WELLCO ENTERPRISES, INC.

 /s/ David Lutz
 David Lutz
 President - Chief Executive Officer


Dated: October 7, 2005







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                                                             Exhibit      99(a)


              WELLCO ENTERPRISES, INC. ANNOUNCES OPERATING RESULTS
              ----------------------------------------------------
            FOR THE FOURTH QUARTER AND FISCAL YEAR ENDED JULY 2, 2005
            ---------------------------------------------------------


Waynesville, North Carolina, September 30, 2005--Wellco Enterprises, Inc. (AMEX-WLC) today reported net income for the fourth quarter of fiscal year 2005 (current quarter), which, ended July 2, 2005 of $780,000 equivalent to basic earnings per share of $0.62 ($0.60 diluted), from revenues of $11,226,000. This compares to net income $858,000 equivalent to basic earnings per share of $0.70 ($0.66 diluted), from revenues of $14,174,000 in the prior year fiscal fourth quarter (prior quarter) that ended July 3, 2004.

Compared to the prior quarter, total revenues in the current quarter decreased by $2,948,000. In the current quarter the Company shipped 29,000 pairs of the Army Combat Boot-Hot Weather (formerly known as the DMS boot) compared to 131,000 pairs in the prior quarter. In the current quarter the Company shipped 81,000 pairs of the Army Combat Boot-Temperate Weather (formerly known as the ICB boot) compared to 55,000 pairs in the prior quarter.

Shipments of Hot Weather boots in the prior quarter were under the Defense Department's surge option, primarily to meet the urgent need in Iraq. The surge need was substantially met by the end of the first quarter of fiscal year 2005. In addition, for the second year of the related contract, which ends September 30, 2005, the Company was informed on August 29, 2005 that its allocation was reduced from 30% of total Hot Weather boot purchases to 15%.

The overall gross profit margin between the two quarters was consistent at 16%. General and administrative expenses decreased $397,000 primarily due to a decrease in administrative compensation.

The majority of the Company's boot manufacturing operations occur at the factory of a wholly- owned subsidiary located in Puerto Rico. The Company is participating in a Puerto Rican government program to assist manufacturers in the training of new or expanded work force under which the Company is reimbursed for part of the compensation paid to certain employees. Under this program, the Company received and recognized as revenues $220,000 in the current quarter. In the prior quarter, no reimbursements were received. The Company's policy is to recognize the reimbursement in the period that it is received.

For the fiscal year ended July 2, 2005 (current fiscal year), net income was $1,907,000, equivalent to basic earnings per share of $1.51 ($1.47 diluted), from revenues of $50,467,000. This compares with net income of $2,448,000, equivalent to basic earnings per share of $2.04 ($1.97 diluted) from revenues of $45,693,000 for the prior fiscal year ended July 3, 2004 (prior fiscal year).

Compared to the prior fiscal year, total revenues in the current fiscal year increased by $4,774,000. In the current fiscal year the Company shipped 324,00 pairs of the Temperate Weather boot compared to 75,000 pairs in the prior fiscal year. In the current fiscal year the Company shipped 256,000 pairs of the Hot


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Weather boot  compared to 514,000  pairs in the prior  fiscal year.  The overall gross profit margin for fiscal year 2005 was 10% compared to 14% for the prior fiscal year. General and administrative expenses decreased $292,000.

In the current fiscal year the Company received and recognized $1,385,000 from the Puerto Rico government program mentioned above. The amount received and recognized in the prior fiscal year was $321,000.

           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

Statements throughout this report that are not historical facts are forward-looking statements. These statements are based on current expectations and beliefs, and involve numerous risks and uncertainties. Many factors could affect the Company's actual results, causing results to differ materially from those expressed in any such forward-looking information.

These factors include, but are not limited to, the receipt of contracts from the
U. S. government and the performance thereunder; the ability to control costs under fixed price contracts; the cancellation of contracts; and other risks detailed from time to time in the Company's Securities and Exchange Commission filings, including Form 10-K for the year ended July 2, 2005. Those statements include, but may not be limited to, all statements regarding intent, beliefs, expectations, projections, forecasts, and plans of the Company and its management. Actual results may differ materially from management expectations. The Company assumes no obligation to update any forward-looking statements.


Contact:
Wellco Enterprises, Inc.
Waynesville, North Carolina
David Lutz, President and Chief Executive Officer
Phone: 828-456-3545, extension 102



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                            WELLCO ENTERPRISES, INC.
                         CONSOLIDATED OPERATING RESULTS


        (000's omitted except for per share amounts and number of shares)
--------------------------------------------------------------------------------
                              (unaudited)                       (audited)
                          Fiscal Quarter Ended              Fiscal Year Ended
--------------------------------------------------------------------------------
                          July 2,       July 3,          July 2,        July 3,
                             2005          2004             2005           2004
--------------------------------------------------------------------------------
Revenues                  $11,226       $14,174          $50,467        $45,693
--------------------------------------------------------------------------------
Operating Income            1,016         1,252            2,653          3,326
--------------------------------------------------------------------------------
Net Interest
  Expense                      50            61              253            196
--------------------------------------------------------------------------------
Income Before
  Income Taxes                966         1,191            2,400          3,130
--------------------------------------------------------------------------------
Provision for
  Income Taxes                186           333              493            682
--------------------------------------------------------------------------------
Net Income                    780           858            1,907          2,448
--------------------------------------------------------------------------------
Basic Earnings
  Per Share                  0.62          0.70             1.51           2.04
--------------------------------------------------------------------------------
Diluted Earnings
  Per Share                 $0.60         $0.66            $1.47          $1.97
--------------------------------------------------------------------------------

Weighted Average Number of Common Shares
Outstanding:
--------------------------------------------------------------------------------
For Basic Earnings
  Per Share             1,270,746     1,233,392        1,263,938      1,200,937
--------------------------------------------------------------------------------
For Diluted Earnings
  Per Share             1,297,403     1,290,446        1,298,300      1,243,954
--------------------------------------------------------------------------------




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